Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Violin Memory, Inc.	Case No. 16-12782 (LSS)
Reporting Period: February 1, 2017 - February 28, 2017

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	X

Schedule of Professional Fees Paid	MOR-1b	X

Copies of bank statements		X

Cash disbursements journals		X

Statement of Operations	MOR-2	X

Balance Sheet	MOR-3	X

Status of Postpetition Taxes	MOR-4	X

Copies of IRS Form 6123 or payment receipt		N/A

Copies of tax returns filed during reporting period		None

Summary of Unpaid Postpetition Debts	MOR-4	X

Listing of aged accounts payable	MOR-4	X

Accounts Receivable Reconciliation and Aging	MOR-5	X

Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Cory Sindelar	March 20, 2017
Signature of Authorized Individual*	Date

Cory Sindelar	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	February 28, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS							CURRENT MONTH		CUMULATIVE FILING TO DATE
	Concen (6057)	AP (8879)	Collat. (Acct: 6659)	Prof Svcs (Acct: 6061)	DIP Collateral (Acct: 1164)	Payroll (Acct: 2592)	Benefits (Acct: 6076)	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$3,408,890	$—	$—	$—	$—	$—	$—	$3,408,890	$2,960,481	$3,676,714	$3,676,835
RECEIPTS
Accounts receivable	—	—	—	—	24,338	—	—	24,338	—	1,482,412	1,016,270
Sale of assets	—	—	—	—	66,458	—	—	66,458	—	66,458	—
Other	4,802	5,659	—	—	38,475	—	—	48,937	220,000	497,266	271,385
Intra-bank Transfers, net	(5,358,946)	888,840	3,285,270	516,538	(50,758)	700,030	19,026	—	—	—	—
Transfers from DIP Accts	2,502,000	—	—	—	—	—	—	2,502,000	2,752,000	2,502,000	2,752,000

TOTAL RECEIPTS	(2,852,143)	894,499	3,285,270	516,538	78,513	700,030	19,026	2,641,733	2,972,000	4,548,136	4,039,655

DISBURSEMENTS
Payroll	—	—	—	—	—	706,919	—	706,919	505,263	2,416,670	1,730,045
Benefits	35,386	—	—	—	—	—	19,026	54,411	166,919	112,330	329,694
Expense reimb.	—	21,431	—	—	—	—	—	21,431	40,000	57,557	70,000
Vendor payments	1,195	333,847	—	—	—	—	—	335,042	701,909	684,854	1,068,362
Sales Tax	—	1,232	—	—	460	—	—	1,692	—	21,986	—
Rent	—	578,347	—	—	—	—	—	578,347	580,000	578,347	580,000
Transfers to DIP Accts	—	—	—	—	—	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—	—	—	—	—	—
U.S. Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	325	4,875
Court Costs	—	—	—	—	—	—	—	—	—	—	—

TOTAL DISBURSEMENTS	36,581	934,857	—	—	460	706,919	19,026	1,697,841	1,994,091	3,872,069	3,782,976

NET CASH FLOW	$(2,888,724)	$(40,358)	$3,285,270	$516,538	$78,054	$(6,888)	$—	$943,892	$977,909	$676,067	$256,679

CASH END OF MONTH	$520,166	$(40,358)	$3,285,270	$516,538	$78,054	$(6,888)	$—	$4,352,782	$3,938,390	$4,352,782	$3,933,515

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS											$1,697,841
Less: Transfers to DIP accounts											—
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)											—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES											$1,697,841

NOTE: ALL OTHER BANK ACCOUNTS REFLECTED NO ACTIVITY FOR THE MONTH

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	February 28, 2017

BANK RECONCILIATIONS

	Concen (Acct: 6057)	AP (Acct: 88879)		Reserve (Acct: 6659)	Prof Svcs (Acct: 6061)	DIP Collateral (Acct:1164)	Payroll (Acct: 2592)
BALANCE PER BOOKS	$520,166		$(40,358)	$3,285,270	$516,538	$78,054		$(6,888)

BANK BALANCE	$520,166		$—	$3,285,270	$516,538	$78,054		$—
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—		—	—	—	—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)	—		(40,358)	—	—	—		(6,888)
OTHER (ATTACH EXPLANATION)	—		—	—	—	—		—

ADJUSTED BANK BALANCE *	$520,166		$(40,358)	$3,285,270	$516,538	$78,054		$(6,888)

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT		Date	Amount				Date	Amount

CHECKS OUTSTANDING		CK#	Amount				CK#	Amount
		50029	$1,232.39				101279	$2,654.33
		50031	$63.34				101283	$1,569.61
		50032	$32.63				101284	$2,664.30
		50041	$1,094.00
		50044	$554.83
		50045	$3,792.75
		50047	$11,500.00
		50049	$4,550.00
		50056	$436.54
		50053	$477.64
		50055	$43.75
		50060	$1,500.00
		50061	$2,100.00
		50062	$7,700.00
		50063	$5,280.00

NOTE: The remaining bank and book balances are zero.

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	February 28, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Check #	Date	Fees	Expenses	Fees	Expenses
US Trustee	Q4 2016	$4,550	Violin Memory Inc	50049	2/23/17	$4,550	$—	$4,875	$—
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc
			Violin Memory Inc

Grand Total		$4,550.00				$4,550	$—	$4,875	$—

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	February 28, 2017

STATEMENT OF OPERATIONS

	Feb 2017	Cumulative Filing to Date
REVENUE
Product revenue	$149,900	$39,709
Service revenue	1,504,035	4,319,203

Total Revenue	1,653,935	4,358,912

COST OF REVENUE
Cost of product revenue	325,652	518,348
Cost of service revenue	659,997	1,214,231

Total cost of revenue	985,649	1,732,579

Gross profit	668,285	2,626,333

OPERATING EXPENSES
Personnel costs	743,947	1,858,872
Outside services	292,639	382,754
Marcom	(210,869)	(443)
Equipment/Software	111,469	737,583
Travel & Entertainment	(6,607)	17,097
Depreciation & Amortization	330,382	840,818
Other Expenses	34,036	124,825
Facility Expenses	100,260	344,837
Intercompany Expenses	—	813,773

Total operating expenses	1,395,257	5,120,116

Loss from operations	(726,972)	(2,493,783)

OTHER INCOME AND EXPENSES
Other income, net	(7,004)	(54,819)
Interest and other financing expense	—	(1,505,524)

Net loss before reorganization items	(733,976)	(4,054,125)

REORGANIZATION ITEMS
Professional fees	836,392	2,696,836
U.S. Trustee quarterly fees	33,886	43,094
Personnel costs	—	—
Gain (loss) from sale of assets	(257,040)	(257,040)

Total reorganization expenses	1,127,318	2,996,970

Loss before income taxes	(1,861,294)	(7,051,095)
Income taxes	—	400

Net loss	$(1,861,294)	$(7,051,495)

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	February 28, 2017

BALANCE SHEETS

	Book Value at End of Current Reporting Month	Book Value on Petition Date
	Feb 28, 2017	Dec 14,2016
Assets
Current assets:
Cash	$4,352,782	$3,676,714
Accounts receivable, net	1,223,473	1,901,568
Inventory	7,530,934	9,982,190
Other current assets	1,896,797	2,015,187

Total current assets	15,003,986	17,575,659

Property and equipment, net	5,411,992	6,216,346
Other assets	5,653,628	4,986,074

	$26,069,606	$28,778,079

Liabilities and Stockholders’ Deficit
Liabilities Not Subject to Compromise (Post-petition)
Accounts payable	$701,054	$—
Taxes payable	60,406	—
Accrued liabilities	2,458,016	—

Total post-petition liabilities	3,219,476	—

Liabilities Subject to Compromise (Pre-petition)
Secured debt	250,826	250,826
Priority debt	1,795,827	1,795,827
Unsecured debt	143,131,754	141,904,381

Total pre-petition liabilities	145,178,408	143,951,035

Total liabilities	148,397,884	143,951,035

Stockholders’ deficit:
Common stock	2,440	2,440
Additional paid-in capital	514,162,674	514,266,501
Accumulated deficit—pre-petition	(629,441,896)	(629,441,896)
Accumulated deficit—post-petition	(7,051,495)	—

Total stockholders’ deficit	(122,328,278)	(115,172,956)

	$26,069,606	$28,778,079

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	February 28, 2017

SUMMARY OF POST-PETITION TAXES AND UNPAID DEBTS

	Beginning Tax Liability	Accrued or Withheld	Amount Paid	Date Paid	EFT	Ending Tax Liability
Federal
Withholding	$—	$50,044	$50,044	2/15/2017	$—	$—
FICA-Employee	—	25,442	25,442	2/15/2017	—	—
FICA-Employer	—	25,442	25,442	2/15/2017	—	—
Unemployment	—	45	45	2/15/2017	—	—
Withholding	—	48,008	48,008	2/28/2017	—	—
FICA-Employee	—	24,443	24,443	2/28/2017	—	—
FICA-Employer	—	24,443	24,443	2/28/2017	—	—
Unemployment	—	49	49	2/28/2017	—	—
Income	—				—	—

Total Federal Taxes	$—	$197,917	$197,917		$—	$—

State and Local
Withholding	$—	$19,505	$19,505	2/15/2017	$—	$—
Unemployment—Employee	—	2,750	2,750	2/15/2017	—	—
Unemployment—Employer	—	592	592	2/15/2017	—	—
Withholding	—	18,765	18,765	2/28/2017	—	—
Unemployment—Employee	—	2,680	2,680	2/28/2017	—	—
Unemployment—Employer	—	787	787	2/28/2017	—	—
Sales tax—Kentucky	1,254	—	1,254	2/3/2017	—	—
Sales tax—New York	—	684	—		—	684
Sales tax—Texas	—	879	—		—	879
Sales tax—Texas	462	(2)	460	2/21/2017	—	—
Use tax—California	58,844	—	—		—	58,844
Income	—	—	—		—	—
Personnal property	—	—	—		—	—

Total State and Local	$60,559	$46,639	$46,792		$—	$60,406

	Summary of Unpaid Postpetition Debts
	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$60,838	$149,579	$—	$827	$—	$211,243
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases—Building	—	26,058	—	—	—	26,058
Rent/Leases—Equipment	—	—	—	—	—	—
Secured Debt/Adequate protection payments	—	—	—	—	—	—
Professional Fees	—	161,395	152,358	150,000	—	463,752
Amounts due to Insiders	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Postpetition debts	$60,838	$337,031	$152,358	$150,827	$—	$701,054

In re: Violin Memory, Inc.	Case No.:	16-12782 (LSS)
	Reporting Period:	February 28, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$384,289
Plus: Amounts billed during the period	862,532
Minus: Amounts collected during the period	23,348
Minus: Increase in allowance for uncollectible accounts	—

Total Accounts Receivable at the end of the reporting period	$1,223,473

Accounts Receivable Aging	Amount
Current	$400,934
0 - 30 days past due	438,712
31 - 60 days past due	441,439
61+ days past due	682,357

Total account receivable	1,963,441

Amount considered uncollectible	(739,969)

Accounts receivable, net	$1,223,473

DEBTOR QUESTIONNAIRE

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	Yes

Sold excess component parts out of inventory and sold misc. office furniture in connnection with vacating a portion of the debtor’s corporate headquarters

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	No

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	Yes

4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	Yes

5. Has any bank account been opened during the reporting period?	No